Exhibit 10.1

AMENDMENT
TO
LOAN AND SECURITY AGREEMENT

THIS AMENDMENT to Loan and Security Agreement (this “Amendment”) is entered into this 18th day of August 2011 by and between Silicon Valley Bank (“Bank”) and Lantronix, Inc., a Delaware corporation (“Borrower”) whose address is 167 Technology Drive, Irvine, California  92618.

Recitals

A.           Bank and Borrower have entered into that certain Loan and Security Agreement with an Effective Date of May 23, 2006 (as the same may from time to time be amended, modified, supplemented or restated, the “Loan Agreement”).

B.           Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C.           Borrower has requested that Bank amend the Loan Agreement, as herein set forth, and Bank has agreed to the same, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth herein.

Agreement

Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.           Definitions.  Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.           Amendments to Loan Agreement.

2.1           Limited Waiver Regarding Minimum Tangible Net Worth Defaults.  Borrower has advised Bank that Borrower has failed to comply with the Minimum Tangible Net Worth Financial Covenant set forth in Section 6.9(a) of the Loan Agreement for the compliance periods ending May 31, 2011 and June 30, 2011 (the “Existing TNW Defaults”).  Borrower hereby acknowledges the Existing TNW Defaults.  Bank and Borrower agree that the Borrower's Existing TNW Defaults are hereby waived.  It is understood by the parties hereto, however, that such waiver does not constitute a waiver of any other provision or term of the Loan Agreement or any related document, nor an agreement to waive in the future this covenant or any other provision or term of the Loan Agreement or any related document.

2.2           Modified Term Loan Interest Rate.  Section 2.3(a)(ii) of the Loan Agreement is hereby amended in its entirety to read as follows:

(ii)           Term Loan.  Subject to Section 2.3(b), the principal amount outstanding under the Term Loan shall accrue interest at a per annum rate equal to 2.50% percentage points above the Prime Rate, which interest shall be payable monthly.  Notwithstanding the foregoing, and subject to Section 2.3(b), if Borrower achieves two consecutive fiscal quarters of EBITDA greater than $1.00 (commencing with the fiscal quarter ending September 30, 2011 or any fiscal quarter ending thereafter), and only for so long as Borrower maintains EBITDA greater than $1.00 at the end of each subsequent fiscal quarter, then the principal amount outstanding under the Term Loan shall accrue interest at a per annum rate equal to 1.50% percentage points above the Prime Rate, which interest shall be payable monthly.  The foregoing decrease (or subsequent increase, if applicable) shall go into effect on the first day of the month immediately following Bank’s receipt, review and approval of Borrower’s financial statements evidencing that an adjustment is warranted.  If, based on the EBITDA as shown in Borrower’s financial statements there is to an increase in the interest rate, the interest rate increase may be put into effect by Bank as of the first day month immediately following the date on which such financial statements were due, even if the delivery of the financial statements is delayed.

2.3           Modified Tangible Net Worth Financial Covenant. Section 6.9(a) of the Loan Agreement is hereby amended in its entirety to read as follows:

(a)           Tangible Net Worth.  A Tangible Net Worth of at least the following (“Minimum Tangible Net Worth”):

Month Ending	Minimum TNW
July 31, 2011	$3,000,000
August 31, 2011	$3,000,000
September 30, 2011	$3,000,000
October 31, 2011	$3,000,000
November 30, 2011	$3,000,000
December 31, 2011	$3,000,000
January 31, 2012	$3,500,000
February 29, 2012	$3,500,000
March 31, 2012	$3,500,000
April 30, 2012 and each month ending thereafter	$4,500,000

plus, in each instance, (i) 50% of all consideration received after the date hereof for equity securities and subordinated debt of the Borrower, plus (ii) 50% of the Borrower’s net income in each fiscal quarter ending on or after June 30, 2012.  Increases in the Minimum Tangible Net Worth based on consideration received for equity securities and subordinated debt of the Borrower shall be effective as of the end of the month in which such consideration is received, and shall continue effective thereafter. Increases in the Minimum Tangible Net Worth based on net income shall be effective on the last day of the fiscal quarter in which said net income is realized, and shall continue effective thereafter. In no event shall the Minimum Tangible Net Worth be decreased.

2.4           Addition of EBITDA Definition.  The definition of “EBITDA” is hereby added, in alphabetical order, to Section 13.1 of the Loan Agreement and shall read as follows:

“EBITDA” shall mean (a) Net Income, plus (b) Interest Expense, plus (c) to the extend deducted in the calculation of Net Income, depreciation expense and amortization expense, plus (d) income tax expense.

2.5           Modified Exhibit E.  Exhibit E to the Loan Agreement is hereby amended in its entirety to read as set forth in Exhibit E attached hereto.

3.           Limitation of Amendments.

3.1           The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2           This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4.           Representations and Warranties.  To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1           Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2           Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3           The organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4           The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5           The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6           The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made; and

4.7           This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5.           Counterparts.  This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

6.           Effectiveness.  This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, (b) Borrower’s payment of an amendment fee in an amount equal to $5,000, and (c) Bank’s receipt of the executed Amendment to Loan and Security Agreement (Exim Program) by and between Bank and Borrower of even date herewith.  The date that this Amendment is deemed effective is referred to herein as the “August 2011 Amendment Effective Date.”

[Signature page follows.]

In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK	BORROWER
Silicon Valley Bank By: /s/ Brian Lowry Name: /s/ Brian Lowry Title: Relationship Manager	Lantronix, Inc. By: /s/ James W. Kerrigan Name: James W. Kerrigan Title: Interim CFO

EXHIBIT E

COMPLIANCE CERTIFICATE

TO: SILICON VALLEY BANK	Date: _____________
FROM: LANTRONIX, INC.

The undersigned authorized officer of Lantronix, Inc. (“Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (1) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement, and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank.  Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with generally GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes.  The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.  Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Monthly financial statements with Compliance Certificate	Monthly within 30 days	Yes No
Annual Operating Budget and Financial Projections	Within 30 days after start of Fiscal Year	Yes No
10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes No
A/R & A/P Agings and Reconciliations	Monthly within 15 days	Yes No
Transaction Report	Weekly and with each request for an Advance if Hard Credit Extensions outstanding equal or exceed $3,000,000; otherwise, monthly within 30 days	Yes No

The following Intellectual Property was registered after the Effective Date (if no registrations, state “None”) ____________________________________________________________________________

Financial Covenant	Required	Actual	Complies

Maintain on a Monthly Basis:
Minimum Tangible Net Worth
For each of the following months: 07/31/11, 08/31/11,
09/30/11, 10/31/11, 11/30/11 and
12/31/11: $3,000,000
plus (i) 50% of new equity and sub debt

For each of the following months:
01/31/12, 02/29/12 and
03/31/12: $3,500,000
plus (i) 50% of new equity and sub debt

For the ending 04/30/12 and each month ending
thereafter: $4,500,000
plus (i) 50% of new equity and sub debt plus
(ii) 50% of quarterly net income for
each quarter ending on or
after 06/30/12

		$_______	Yes No

Performance Pricing		Applies

Applies only to the Term Loan and only after Borrower achieves EBITDA greater than $1.00 for two consecutive fiscal quarters (commencing with the fiscal quarter ending September 30, 2011
or any fiscal quarter ending thereafter) and only if Borrower continues   to achieve EBITDA greater than $1.00 for each subsequent fiscal quarter)
Yes No
EBITDA > $1.00	Prime + 1.50%	Yes No
EBITDA < $1.00	Prime + 2.50%	Yes No

The following financial covenant analysis and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above:  (If no exceptions exist, state “No exceptions to note.”)

---

LANTRONIX, INC. By: Name: Title:
BANK USE ONLY

Received by: _____________________
authorized signer
Date:                    _________________________

Verified: ________________________
authorized signer
Date:                    _________________________

Compliance Status:                                         Yes     No

Schedule 1 to Compliance Certificate

Financial Covenants of Borrower

Dated:           ____________________

Tangible Net Worth (Section 6.9(a))

Required Amount:	For months ending 07/31/11, 08/31/11, 09/30/11, 10/31/11, 11/30/11 and 12/31/11: $3,000,000 plus (i) 50% of consideration for equity securities and subordinated debt;

For months ending 01/31/12, 02/29/12 and 03/31/12:  $3,500,000 plus (i) 50% of consideration for equity securities and subordinated debt;

For the month ending 04/30/12 and each month ending thereafter:  $4,500,000 plus (i) 50% of consideration for equity securities and subordinated debt plus (ii) 50% of Borrower’s quarterly net income for each quarter ending on or after 06/30/12

Actual:

A.	Aggregate value of total assets of Borrower and its Subsidiaries	$
B.	Aggregate value of goodwill of Borrower and its Subsidiaries	$
C.	Aggregate value of intangible assets of Borrower and its Subsidiaries	$
D.	Aggregate value of investments of Borrower and its Subsidiaries consisting of minority investments in companies which investments are not publicly-traded	$
E.	Aggregate value of any reserves not already deducted from assets	$
F.
Aggregate value of liabilities of Borrower and its Subsidiaries (including all Indebtedness)
and current portion of Subordinated Debt permitted by Bank to be paid by Borrower (but no other Subordinated Debt)
$
G.	Aggregate value of Indebtedness of Borrower subordinated to Borrower’s Indebtedness to Bank	$
H.	Tangible Net Worth (line A minus line B minus line C minus line D minus line E minus line F plus line G)	$

Is line H equal to or greater than Required Amount?

_____  No, not in compliance                                                      _____ Yes, in compliance

AMENDMENT
TO
LOAN AND SECURITY AGREEMENT
(EXIM PROGRAM)

THIS AMENDMENT to Loan and Security Agreement (Exim Program) (this “Amendment”) is entered into this 18th day of August 2011 by and between Silicon Valley Bank (“Bank”) and Lantronix, Inc., a Delaware corporation (“Borrower”) whose address is 167 Technology Drive, Irvine, California  92618.

Recitals

A.           Bank and Borrower have entered into that certain Loan and Security Agreement (Exim Program) with an Effective Date of May 23, 2006 (as the same may from time to time be amended, modified, supplemented or restated, the “Loan Agreement”).

B.           Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C.           Borrower has requested that Bank amend the Loan Agreement, as herein set forth, and Bank has agreed to the same, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth herein.

Agreement

Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.           Definitions.  Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.           Amendments to Loan Agreement.

2.1           Limited Waiver Regarding Minimum Tangible Net Worth Defaults.  Borrower has advised Bank that Borrower has failed to comply with the Minimum Tangible Net Worth Financial Covenant set forth in Section 6.9(a) of the Loan Agreement for the compliance periods ending May 31, 2011 and June 30, 2011 (the “Existing TNW Defaults”).  Borrower hereby acknowledges the Existing TNW Defaults.  Bank and Borrower agree that the Borrower's Existing TNW Defaults are hereby waived.  It is understood by the parties hereto, however, that such waiver does not constitute a waiver of any other provision or term of the Loan Agreement or any related document, nor an agreement to waive in the future this covenant or any other provision or term of the Loan Agreement or any related document.

2.2           Modified Tangible Net Worth Financial Covenant. Section 6.9(a) of the Loan Agreement is hereby amended in its entirety to read as follows:

(a)           Tangible Net Worth.  A Tangible Net Worth of at least the following (“Minimum Tangible Net Worth”):

Month Ending	Minimum TNW
July 31, 2011	$3,000,000
August 31, 2011	$3,000,000
September 30, 2011	$3,000,000
October 31, 2011	$3,000,000
November 30, 2011	$3,000,000
December 31, 2011	$3,000,000
January 31, 2012	$3,500,000
February 29, 2012	$3,500,000
March 31, 2012	$3,500,000
April 30, 2012 and each month ending thereafter	$4,500,000

plus, in each instance, (i) 50% of all consideration received after the date hereof for equity securities and subordinated debt of the Borrower, plus (ii) 50% of the Borrower’s net income in each fiscal quarter ending on or after June 30, 2012.  Increases in the Minimum Tangible Net Worth based on consideration received for equity securities and subordinated debt of the Borrower shall be effective as of the end of the month in which such consideration is received, and shall continue effective thereafter. Increases in the Minimum Tangible Net Worth based on net income shall be effective on the last day of the fiscal quarter in which said net income is realized, and shall continue effective thereafter. In no event shall the Minimum Tangible Net Worth be decreased.

2.3           Modified Exhibit E.  Exhibit E to the Loan Agreement is hereby amended in its entirety to read as set forth in Exhibit E attached hereto.

3.           Limitation of Amendments.

3.1           The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2           This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4.           Representations and Warranties.  To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1           Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2           Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3           The organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4           The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5           The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6           The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made; and

4.7           This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5.           Counterparts.  This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

6.           Effectiveness.  This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, (b) Bank’s receipt of the executed Amendment to Loan and Security Agreement by and between Bank and Borrower of even date herewith with respect to the non-Exim Loan and Security Agreement by and between Bank and Borrower and (c) Borrower’s payment of all fees required by Exim Bank. The date that this Amendment is deemed effective is referred to herein as the “August 2011 Amendment Effective Date.”

 [Signature page follows.]

In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK	BORROWER
Silicon Valley Bank By: /s/ Brian Lowry Name: /s/ Brian Lowry Title: Relationship Manager	Lantronix, Inc. By: /s/ James W. Kerrigan Name: James W. Kerrigan Title: Interim CFO

EXHIBIT E

COMPLIANCE CERTIFICATE

TO: SILICON VALLEY BANK	Date: ___________

FROM:     LANTRONIX, INC.

The undersigned authorized officer of Lantronix, Inc. (“Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (1) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement, and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank.  Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with generally GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes.  The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.  Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Monthly financial statements with Compliance Certificate	Monthly within 30 days	Yes No
Annual Operating Budget and Financial Projections	Within 30 days after start of Fiscal Year	Yes No
10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes No
A/R & A/P Agings and Reconciliations	Monthly within 15 days	Yes No
Transaction Report	Weekly and with each request for an Advance if Hard Credit Extensions outstanding equal or exceed $3,000,000; otherwise, monthly within 30 days	Yes No

The following Intellectual Property was registered after the Effective Date (if no registrations, state “None”) ____________________________________________________________________________

Financial Covenant	Required	Actual	Complies

Maintain on a Monthly Basis:
Minimum Tangible Net Worth
For each of the following months: 07/31/11, 08/31/11,
09/30/11, 10/31/11, 11/30/11 and
12/31/11: $3,000,000
plus (i) 50% of new equity and sub debt

For each of the following months:
01/31/12, 02/29/12 and
03/31/12: $3,500,000
plus (i) 50% of new equity and sub debt

For the ending 04/30/12 and each month ending
thereafter: $4,500,000
plus (i) 50% of new equity and sub debt plus
(ii) 50% of quarterly net income for
each quarter ending on or
after 06/30/12

		$_______	Yes No

The following financial covenant analysis and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above:  (If no exceptions exist, state “No exceptions to note.”)

LANTRONIX, INC. By: Name: Title:
BANK USE ONLY

Received by: _____________________
authorized signer
Date:                    _________________________

Verified: ________________________
authorized signer
Date:                    _________________________

Compliance Status:                                         Yes     No

Schedule 1 to Compliance Certificate

Financial Covenants of Borrower

Dated:           ____________________

Tangible Net Worth (Section 6.9(a))

Required Amount:	For months ending 07/31/11, 08/31/11, 09/30/11, 10/31/11, 11/30/11 and 12/31/11: $3,000,000 plus (i) 50% of consideration for equity securities and subordinated debt;

For months ending 01/31/12, 02/29/12 and 03/31/12:  $3,500,000 plus (i) 50% of consideration for equity securities and subordinated debt;

For the month ending 04/30/12 and each month ending thereafter:  $4,500,000 plus (i) 50% of consideration for equity securities and subordinated debt plus (ii) 50% of Borrower’s quarterly net income for each quarter ending on or after 06/30/12

Actual:

A.	Aggregate value of total assets of Borrower and its Subsidiaries	$
B.	Aggregate value of goodwill of Borrower and its Subsidiaries	$
C.	Aggregate value of intangible assets of Borrower and its Subsidiaries	$
D.	Aggregate value of investments of Borrower and its Subsidiaries consisting of minority investments in companies which investments are not publicly-traded	$
E.	Aggregate value of any reserves not already deducted from assets	$
F.
Aggregate value of liabilities of Borrower and its Subsidiaries (including all Indebtedness)
and current portion of Subordinated Debt permitted by Bank to be paid by Borrower (but no other Subordinated Debt)
$
G.	Aggregate value of Indebtedness of Borrower subordinated to Borrower’s Indebtedness to Bank	$
H.	Tangible Net Worth (line A minus line B minus line C minus line D minus line E minus line F plus line G)	$

Is line H equal to or greater than Required Amount?

_____ No, not in compliance	____ Yes, in compliance